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Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Biosite Incorporated 2002 Nonqualified Stock Incentive Plan of our report dated January 18, 2002 with respect to the financial statements of Biosite Incorporated (formerly Biosite Diagnostics Incorporated) included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                      ERNST & YOUNG LLP

San Diego, California
November 21, 2002

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  Exhibit 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS